September 1, 2021

BNY MELLON INVESTMENT PORTFOLIOS

- BNY Mellon MidCap Stock Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The primary portfolio managers of the fund are Peter D. Goslin, CFA and Adam T. Logan, CFA. Mr. Goslin has been a primary portfolio manager of the fund since March 2017. Mr. Logan has been a primary portfolio manager of the fund since December 2019. Messrs. Goslin and Logan are portfolio managers at Newton Investment Management North America LLC (Newton), an affiliate of BNYM Investment Adviser.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The primary portfolio managers of the fund are Peter D. Goslin, CFA and Adam T. Logan, CFA. Mr. Goslin has been a primary portfolio manager of the fund since March 2017. Mr. Logan has been a primary portfolio manager of the fund since December 2019. Mr. Goslin is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1999. Mr. Logan is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1998.

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